SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Nov-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Nov-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Nov-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Nov-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    253,052,581    7,046,825    1.48000%       301,695
 A-2  160,500,000    149,773,659    2,433,253    1.48000%       178,563
 A-3  48,000,000     43,121,353     1,106,713    1.29000%       44,810
 A-4  25,000,000     25,000,000         0        1.60000%       32,222
A-IO  236,452,500    218,990,631        0        6.88000%      1,460,757
 M-1  34,500,000     34,500,000         0        1.98000%       55,028
 M-2  27,000,000     27,000,000         0        2.99000%       65,033
 M-3   6,000,000      6,000,000         0        3.97000%       19,188
 B-1  10,500,000     10,500,000         0        4.62000%       39,078
 B-2   7,500,000      7,500,000         0        5.12000%       30,933
 B-3   6,000,000      6,000,000         0        5.62000%       27,163
  X   600,000,050    567,861,747        0                       206,499
  R       50              0             0        1.48000%          0
Total 600,000,050    562,447,593   10,586,791                  2,460,969

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         7,348,520         0      246,005,757
 A-2      N/A         2,611,816         0      147,340,406
 A-3      N/A         1,151,523         0       42,014,639
 A-4      N/A          32,222           0       25,000,000
A-IO      N/A         1,460,757         0      214,067,773
 M-1      0.00         55,028           0       34,500,000
 M-2      0.00         65,033           0       27,000,000
 M-3      0.00         19,188           0       6,000,000
 B-1      0.00         39,078           0       10,500,000
 B-2      0.00         30,933           0       7,500,000
 B-3      0.00         27,163           0       6,000,000
  X       N/A          206,499          0      558,460,803
  R       N/A             0             0           0
Total     0.00       13,047,760         0      551,860,802

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     25.62481724   1.09707240  26.72188964
 A-2   22541N3M9     15.16045408   1.11254505  16.27299913
 A-3   22541N3N7     23.05652396   0.93354729  23.99007125
 A-4   22541N3P2     0.00000000    1.28888880   1.28888880
A-IO   22541N3Q0     0.00000000    6.17780400   6.17780400
 M-1   22541N3S6     0.00000000    1.59500000   1.59500000
 M-2   22541N3T4     0.00000000    2.40861111   2.40861111
 M-3   22541N5J4     0.00000000    3.19805500   3.19805500
 B-1   22541N3U1     0.00000000    3.72166667   3.72166667
 B-2   22541N3V9     0.00000000    4.12444400   4.12444400
 B-3   22541N3W7     0.00000000    4.52722167   4.52722167
  X    22541N3X5     0.00000000    0.34416415   0.34416415
  R    22541N3R8     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    894.56638745
 A-2  0.00000000    918.00876006
 A-3  0.00000000    875.30498938
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    905.33097744
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    930.76792674
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  305,565,981  262,295,766     567,861,747
     Scheduled Principal               242,348      209,878         452,226
     Prepayments (Incls Curtail)     6,015,149    2,933,569       8,948,718
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      6,257,497    3,143,448       9,400,944
     Net Realized Losses                     0            0               0
Ending Balance                     299,308,485  259,152,318     558,460,803
Ending Count                             2,258        1,712           3,970

Aggregate End Coll Bal             299,308,485  259,152,318     558,460,803

Ending Overcollateralization Amount                               6,600,001

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,855,983    1,604,731       3,460,714
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,855,983    1,604,731       3,460,714
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                          121,910      105,998         227,907
Trustee Fee                              1,146          984           2,129
Credit Risk Manager Fee                  4,456        3,825           8,281
LPMI                                         0            0               0
Dividend Rewards                             0            0               0
Back-Up Servicing Fee                    5,407        3,292           8,699

Current Advances as of determination date                         1,236,138
Outstanding Advances  (end of prior calendar month)               1,096,560

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     75             9,025,785     14         1,430,070
Grp 2     44             5,619,446     15         2,089,665
Total     119           14,645,231     29         3,519,734
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      6               784,973
Grp 2      4               353,600
Total     10             1,138,574
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,258         299,308,485
Grp 2    1,712         259,152,318
Total    3,970         558,460,803

     Foreclosure
Grp 1    Count              Balance
Grp 2     44             5,817,620
Total     34             5,647,038
          78            11,464,657
     Bankruptcy
         Count              Balance
Grp 1     18             2,652,976
Grp 2     11             1,799,469
Total     29             4,452,445

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      1               108,615     116,630
Total      1               108,615     116,630

# of Loans for which Prepay Prems were collected                         46
Prin Bal of Loans for which Prepay Prems were collected           6,233,756
Current amount of Prepayment Premiums                               205,211

Current Delinquency Rate (60+days)                                  3.70376%
Rolling Three Month Delinquency Rate (60+days)                      2.95704%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     343
Weighted Average Gross Coupon of Mortgage Loans                     7.79788%
Weighted Average Net Coupon of Mortgage Loans                       7.27588%

Aggregate number of Mortgage Loans in the pool                        3,970

Senior Enhancement Percentage                                      17.06651%

Net Excess Spread                                                   2.79608%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                4,753
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                   4,753

     Target Amount for the preceding Distribution Date            1,185,846


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee